UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 24, 2014

 Applied Micro Circuits Corporation
(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-23193	94-2586591
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
215 Moffett Park Drive, Sunnyvale, California 94089
(Address of Principal Executive Offices)
(408) 542-8600
(Registrants telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On April 24, 2014, Applied Micro Circuits Corporation (“AppliedMicro” or the “Company”) issued a press release regarding selected unaudited financial results for the three and twelve months ended March 31, 2014 and held a conference call to discuss those results and the Company’s business and financial outlook. A copy of the press release and transcript of the conference call are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report.
The information in this Item 2.02, Exhibit 99.1 and Exhibit 99.2 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1     Press release dated April 24, 2014.
99.2     Transcript of conference call on April 24, 2014.
Forward-Looking Statements
The exhibits to this Current Report contain forward-looking statements that reflect the Company’s current views, assumptions and forecasts with respect to future events and financial performance, including statements regarding the development, production and performance of the Company’s new 40nm and 28nm ARM ® 64-Bit X-Gene™ Server on a Chip™ products and X-Weave™ product line; the timing and scope of customer testing and adoption of such products and their total addressable market (“TAM”) and total cost of ownership (“TCO”); the estimated amount, form and timing of payments for the Veloce acquisition; product development cycles and schedules; design-win pipeline; the competitive landscape; market and technological trends including the market penetration of ARM-based products; and future revenues, expenses and margins. These forward-looking statements are only predictions based on current information and expectations and are subject to certain risks and uncertainties, including, but not limited to, the unpredictability of customer demand for the Company’s products and, in particular, market acceptance of new products; potential problems or delays in product development and validation; increased supplier lead times and costs and other supply chain constraints; the potential for manufacturing yield declines or product bugs and defects; changes in the businesses and financial condition of the Company’s major customers and ecosystem partners, including strategic and budgeting decisions; reductions, rescheduling or cancellation of customer orders; pricing decisions, new product development and other actions taken by competitors, and other competitive factors; risks associated with integrating and managing acquired businesses; uncertainties associated with the amount, form and timing of payments for the Veloce acquisition; the possibility of unanticipated expenses; potential changes in capital needs, cash balances and liquidity; legal and regulatory developments; and general economic conditions. More information about potential factors that could affect the Company’s business and financial results is included in the “Risk Factors” section of the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2013, and the Company’s other filings with the Securities and Exchange Commission. Actual results could differ materially, as a result of such factors, from those set forth in the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of April 24, 2014. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after such date.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED MICRO CIRCUITS CORPORATION

Date: April 29, 2014	By:	/s/ L. William Caraccio
L. William Caraccio
Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

99.1     Press release dated April 24, 2014.
99.2     Transcript of conference call on April 24, 2014.